Exh H.(XXI)

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

     THIS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT, dated as of November 1, 2008, between The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and collectively, the “Companies”) on behalf of each series of the Companies (each a “Fund” and collectively, the “Funds”) and Hartford Investment Financial Services, LLC (the “Adviser”).

     WHEREAS, the Adviser has been appointed the investment adviser of each of the Funds pursuant to an Investment Management Agreement between each Company, on behalf of the Funds, and the Adviser; and

     WHEREAS, each Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Funds;

     NOW, THEREFORE, each Company and the Adviser hereby agree as follows:

     1. For the period commencing November 1, 2008 through February 28, 2010, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule A.

     2. For the period commencing November 1, 2008 through February 28, 2010, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule B.

     3. The reimbursements described in Section 1 and Section 2 above are not subject to recoupment by the Adviser.

     4. The Adviser understands and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Companies on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund’s expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

     5. This Agreement shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of such term.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HARTFORD MUTUAL FUNDS, INC.

Name:	/s/Tamara L. Fagely
Tamara L. Fagely
Title:	Vice President, Treasurer and Controller

THE HARTFORD MUTUAL FUNDS II, INC.

Name:	/s/Tamara L. Fagely
Tamara L. Fagely
Title:	Vice President, Treasurer and Controller

HARTFORD INVESTMENT FINANCIAL SERVICES, LLC

Name:	/s/Robert Arena
Robert Arena
Title:	Manager, Senior Vice President /Business Line Principal

SCHEDULE A

Fund	Total Net Annual
	Operating Expense Limit
	(as a percent of average daily net
	assets)
The Hartford Advisers Fund	Class A:	1.18%
	Class R3:	1.43%
	Class R4:	1.13%
	Class R5:	0.83%
The Hartford Balanced Income Fund	Class A:	1.25%
	Class B:	2.00%
	Class C:	2.00%
	Class Y:	0.90%
The Hartford Capital Appreciation Fund	Class A:	1.29%
	Class I:	1.04%
	Class R3:	1.54%
	Class R4:	1.24%
	Class R5:	0.94%
The Hartford Capital Appreciation II Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class R3:	1.85%
	Class R4:	1.55%
	Class R5:	1.25%
	Class Y:	1.25%
The Hartford Disciplined Equity Fund	Class A:	1.35%
	Class B:	2.10%
	Class C:	2.10%
	Class R3:	1.60%
	Class R4:	1.30%
	Class R5:	1.00%
	Class Y:	0.95%
The Hartford Dividend and Growth Fund	Class A:	1.25%
	Class I:	1.00%
	Class R3:	1.50%
	Class R4:	1.20%
	Class R5:	0.90%
The Hartford Diversified International Fund	Class A:	1.65%
	Class B:	2.40%
	Class C:	2.40%
	Class I:	1.40%
	Class R3:	1.90%
	Class R4:	1.65%
	Class R5:	1.40%
	Class Y:	1.30%
The Hartford Equity Income Fund	Class A:	1.25%
	Class B:	2.00%
	Class C:	2.00%
	Class I:	1.00%
	Class R3:	1.60%
	Class R4:	1.30%
	Class R5:	1.00%
	Class Y:	0.90%

The Hartford Fundamental Growth Fund	Class A:	1.45%
	Class B:	2.20%
	Class C:	2.20%
	Class Y:	1.05%
The Hartford Global Communications Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class Y:	1.20%
The Hartford Global Enhanced Dividend Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class R3:	1.85%
	Class R4:	1.60%
	Class R5:	1.35%
	Class Y:	1.25%
The Hartford Global Equity Fund	Class A:	1.65%
	Class B:	2.40%
	Class C:	2.40%
	Class I:	1.40%
	Class R3:	1.90%
	Class R4:	1.65%
	Class R5:	1.40%
	Class Y:	1.30%
The Hartford Global Financial Services Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class Y:	1.20%
The Hartford Global Growth Fund	Class A:	1.48%
	Class B:	2.23%
	Class C:	2.23%
	Class R3:	1.73%
	Class R4:	1.43%
	Class R5:	1.13%
	Class Y:	1.13%
The Hartford Global Health Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class R3:	1.85%
	Class R4:	1.55%
	Class R5:	1.25%
	Class Y:	1.20%
The Hartford Global Technology Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class Y:	1.20%
The Hartford Growth Fund	Class A:	1.30%
	Class B:	2.05%
	Class C:	2.05%
	Class I:	1.05%
	Class L:	1.42%
	Class R3:	1.55%
	Class R4:	1.25%
	Class R5:	0.95%
	Class Y:	0.95%

The Hartford Growth Opportunities Fund	Class A:	1.36%
	Class B:	2.11%
	Class C:	2.11%
	Class I:	1.11%
	Class L:	1.45%
	Class R3:	1.61%
	Class R4:	1.31%
	Class R5:	1.01%
	Class Y:	0.80%
The Hartford High Yield Fund	Class A:	1.15%
	Class B:	1.90%
	Class C:	1.90%
	Class I:	0.90%
	Class R3:	1.40%
	Class R4:	1.10%
	Class R5:	0.90%
	Class Y:	0.90%
The Hartford High Yield Municipal Bond Fund	Class A:	1.00%
	Class B:	1.75%
	Class C:	1.75%
	Class I:	0.75%
The Hartford Income Fund	Class A:	0.95%
	Class B:	1.70%
	Class C:	1.70%
	Class Y:	0.70%
The Hartford Inflation Plus Fund	Class A:	0.85%
	Class B:	1.60%
	Class C:	1.60%
	Class I:	0.60%
	Class R3:	1.25%
	Class R4:	1.00%
	Class R5:	0.76%
	Class Y:	0.60%
The Hartford International Growth Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class R3:	1.85%
	Class R4:	1.55%
	Class R5:	1.25%
	Class Y:	1.20%
The Hartford International Opportunities Fund	Class A:	1.57%
	Class B:	2.32%
	Class C:	2.32%
	Class I:	1.32%
	Class R3:	1.82%
	Class R4:	1.52%
	Class R5:	1.22%
	Class Y:	1.22%
The Hartford International Small Company Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class Y:	1.20%

The Hartford LargeCap Growth Fund	Class A:	1.25%
	Class B:	2.00%
	Class C:	2.00%
	Class Y:	0.85%
The Hartford MidCap Fund	Class A:	1.37%
	Class I:	1.12%
The Hartford MidCap Growth Fund	Class A:	1.35%
	Class B:	2.10%
	Class C:	2.10%
	Class Y:	0.95%
The Hartford MidCap Value Fund	Class A:	1.35%
	Class B:	2.10%
	Class C:	2.10%
	Class Y:	0.95%
The Hartford Money Market Fund	Class A:	0.90%
	Class B:	1.65%
	Class C:	1.65%
	Class R3:	1.15%
	Class R4:	0.85%
	Class R5:	0.65%
	Class Y:	0.65%
The Hartford Select MidCap Value Fund	Class A:	1.30%
	Class B:	2.05%
	Class C:	2.05%
	Class Y:	0.90%
The Hartford Select SmallCap Value Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class Y:	1.20%
The Hartford Short Duration Fund	Class A:	0.90%
	Class B:	1.65%
	Class C:	1.65%
	Class Y:	0.65%
The Hartford Small Company Fund	Class A:	1.40%
	Class B:	2.15%
	Class C:	2.15%
	Class I:	1.15%
	Class R3:	1.65%
	Class R4:	1.35%
	Class R5:	1.05%
	Class Y:	1.00%
The Hartford SmallCap Growth Fund	Class A:	1.40%
	Class B:	2.15%
	Class C:	2.15%
	Class I:	1.15%
	Class L:	1.25%
	Class R3:	1.65%
	Class R4:	1.35%
	Class R5:	1.05%
	Class Y:	1.05%
The Hartford Stock Fund	Class A:	1.25%
	Class I:	1.00%
	Class R3:	1.50%
	Class R4:	1.20%
	Class R5:	0.90%

The Hartford Strategic Income Fund	Class A:	1.15%
	Class B:	1.90%
	Class C:	1.90%
	Class Y:	0.90%
	Class I:	0.90%
The Hartford Tax-Free California Fund	Class A:	0.85%
	Class B:	1.60%
	Class C:	1.60%
	Class Y:	0.75%
The Hartford Tax-Free Minnesota Fund	Class A:	0.85%
	Class B:	1.60%
	Class C:	1.60%
	Class L:	0.90%
The Hartford Tax-Free National Fund	Class A:	0.85%
	Class B:	1.60%
	Class C:	1.60%
	Class I:	0.60%
	Class L:	0.80%
	Class Y:	0.60%
The Hartford Tax-Free New York Fund	Class A:	0.85%
	Class B:	1.60%
	Class C:	1.60%
	Class Y:	0.75%
The Hartford Value Fund	Class A:	1.40%
	Class B:	2.15%
	Class C:	2.15%
	Class I:	1.15%
	Class R3:	1.65%
	Class R4:	1.35%
	Class R5:	1.05%
	Class Y:	1.00%
The Hartford Value Opportunities Fund	Class A:	1.35%
	Class B:	2.10%
	Class C:	2.10%
	Class I:	1.10%
	Class L:	1.40%
	Class R3:	1.60%
	Class R4:	1.30%
	Class R5:	1.00%
	Class Y:	1.00%

SCHEDULE B

The Hartford Balanced Allocation Fund	Class A:	1.40%
	Class B:	2.15%
	Class C:	2.15%
	Class I:	1.15%
	Class R3:	1.78%
	Class R4:	1.48%
	Class R5:	1.18%
The Hartford Checks and Balances Fund	Class A:	1.15%
	Class B:	1.90%
	Class C:	1.90%
	Class I:	0.90%
	Class R3:	1.45%
	Class R4:	1.15%
	Class R5:	0.95%
The Hartford Conservative Allocation Fund	Class A:	1.35%
	Class B:	2.10%
	Class C:	2.10%
	Class I:	1.10%
	Class R3	1.78%
	Class R4:	1.48%
	Class R5:	1.18%
The Hartford Equity Growth Allocation Fund	Class A:	1.60%
	Class B:	2.35%
	Class C:	2.35%
	Class I:	1.35%
	Class R3:	1.85%
	Class R4:	1.55%
	Class R5:	1.25%
The Hartford Growth Allocation Fund	Class A:	1.50%
	Class B:	2.25%
	Class C:	2.25%
	Class I:	1.25%
	Class R3:	1.81%
	Class R4:	1.51%
	Class R5:	1.21%
The Hartford Income Allocation Fund	Class A:	1.20%
	Class B:	1.95%
	Class C:	1.95%
	Class I:	0.95%
	Class R3:	1.59%
	Class R4:	1.29%
	Class R5:	0.99%
The Hartford Retirement Income Fund	Class A:	1.20%
	Class B:	1.95%
	Class C:	1.95%
	Class R3:	1.60%
	Class R4:	1.30%
	Class R5:	1.00%
	Class Y:	0.85%
The Hartford Target Retirement 2010 Fund	Class A:	1.00%
	Class B:	1.75%
	Class C:	1.75%
	Class R3:	1.30%
	Class R4:	1.00%
	Class R5:	0.80%
	Class Y:	0.80%

The Hartford Target Retirement 2015 Fund	Class R3:	1.30%
	Class R4:	1.00%
	Class R5:	0.80%
The Hartford Target Retirement 2020 Fund	Class A:	1.05%
	Class B:	1.80%
	Class C:	1.80%
	Class R3:	1.35%
	Class R4:	1.05%
	Class R5:	0.85%
	Class Y:	0.85%
The Hartford Target Retirement 2025 Fund	Class R3:	1.35%
	Class R4:	1.05%
	Class R5:	0.85%
The Hartford Target Retirement 2030 Fund	Class A:	1.05%
	Class B:	1.80%
	Class C:	1.80%
	Class R3:	1.35%
	Class R4:	1.05%
	Class R5:	0.85%
	Class Y:	0.85%
The Hartford Target Retirement 2035 Fund	Class R3:	1.35%
	Class R4:	1.05%
	Class R5:	0.85%
The Hartford Target Retirement 2040 Fund	Class R3:	1.35%
	Class R4:	1.05%
	Class R5:	0.85%
The Hartford Target Retirement 2045 Fund	Class R3:	1.40%
	Class R4:	1.10%
	Class R5:	0.90%
The Hartford Target Retirement 2050 Fund	Class R3:	1.40%
	Class R4:	1.10%
	Class R5:	0.90%